SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 5, 2026

GEOVAX LABS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39563	87-0455038
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

1955 Lake Park Drive, Suite 300
Smyrna, Georgia 30080
(Address of principal executive offices) (Zip code)

(678) 384-7220
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GOVX	The Nasdaq Capital Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial reporting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Director

Effective November 5, 2026, the Board of Directors appointed Shahin Behroyan as a director of the Company. Mr. Behroyan was appointed directly by the Board of Directors, by the affirmative vote of a majority of the directors then in office. Mr. Behroyan was appointed to fill a vacancy on the Board of Directors resulting from the resignation of five former directors, effective October 23, 2026. Mr. Behroyan will serve as a director until the next annual meeting of stockholders of the Company and until his successor is duly elected and qualified, or until his earlier death, resignation or removal. Mr. Behroyan has not immediately been appointed to any committee of the Board of Directors. The Board of Directors has determined that Mr. Behroyan is independent under Nasdaq Listing Rule 5605(a)(2) and satisfies the independence requirements of Rule 10A-3 under the Exchange Act.

Mr. Behroyan, age 39, is a Vancouver-based entrepreneur and business leader with more than two decades of experience spanning investments, consumer packaged goods, healthcare and wellness, politics, and market research. Mr. Behroyan has experience with billions of dollars in aggregate transaction value over the course of his career and a significant history of working with multinational companies. Mr. Behroyan also has broad experience with emerging growth companies, where he played a central role in building companies and securing national retail distribution across Canada, helping drive brand growth from pre-revenue to millions of dollars in sales. Mr. Behroyan has extensive experience in political organizing and fundraising, including work for former British Columbia Premier Gordon Campbell. Mr. Behroyan brings additional market research expertise from his work with Campaign Research of Toronto. Mr. Behroyan holds a Bachelor of Arts from Simon Fraser University. Mr. Behroyan has served as the chief executive officer of iSpecimen, Inc. (Nasdaq: ISPC) since August 26, 2026.

The Board believes Mr. Behroyan’s experience in corporate transactions, strategic acquisitions and complex financing agreements qualifies him to serve as a director.

Mr. Behroyan will receive the standard compensation available to the Company’s current non-employee directors.

There are no family relationships between Mr. Behroyan and any of the Company’s directors or executive officers, nor any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Other than as described above, there were no arrangements or understandings between Mr. Behroyan and any other person pursuant to which he was appointed as a member of the Board of Directors.

Appointment of Interim Chief Executive Officer

Effective November 8, 2026, the Board of Directors appointed Tyler O’Brien as interim Chief Executive Officer. Until a permanent principal executive officer is appointed or designated, Mr. O’Brien will perform the functions of principal executive officer, including for purposes of the certifications required by Rules 13a-14 and 15d-14 under the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002. Effective November 8, 2026, Mr. O’Brien was also appointed as Chairman of the Board.

Cautionary Statement Regarding Forward-Looking Statements
The statements in this Current Report on Form 8-K that are not statements of historical fact are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are made in reliance on the safe harbor protections provided by the Private Securities Litigation Reform Act of 1995. The words “believe,” “look forward to,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “will,” “expect” and similar expressions, as they relate to the Company, are intended to identify forward-looking statements. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. Actual results may differ materially from those included in these statements due to a variety of factors, including whether: GeoVax is able to obtain acceptable results from ongoing or future clinical trials of its investigational products, GeoVax’s immuno-oncology products and preventative vaccines can provoke the desired responses, and those products or vaccines can be used effectively, GeoVax’s viral vector technology adequately amplifies immune responses to cancer antigens, GeoVax can develop and manufacture its immuno-oncology products and preventative vaccines with the desired characteristics in a timely manner, GeoVax’s immuno-oncology products and preventative vaccines will be safe for human use, GeoVax’s vaccines will effectively prevent targeted infections in humans, GeoVax’s immuno-oncology products and preventative vaccines will receive regulatory approvals necessary to be licensed and marketed, GeoVax raises required capital to complete development, there is development of competitive products that may be more effective or easier to use than GeoVax’s products, GeoVax will be able to enter into favorable manufacturing and distribution agreements, GeoVax is able to regain and maintain compliance with Nasdaq continued listing requirements, the timing of initiation and completion of the GEO-MVA Phase 3 trial and of any EMA marketing authorization, GeoVax’s ability to continue as a going concern, whether Mr. Dodd disputes or challenges the Board’s determination that his employment was terminated for “Cause,” Mr. Dodd commences litigation or arbitration, or otherwise asserts claims against the Company, arising out of or relating to the termination of his employment, the Company becomes obligated to pay severance compensation, including a cash payment equal to three times Mr. Dodd’s base salary and target annual bonus, and to accelerate the vesting of his stock options, the Company incurs significant legal fees, settlement payments, or other costs in connection with any such dispute, the termination and any related dispute result in negative publicity or reputational harm, or adversely affect the Company’s operations, management transition, or relationships with investors, employees, collaborators, or the Lender, and the Company is able to identify, appoint, and retain a qualified permanent principal executive officer on a timely basis.

Further information on the Company’s risk factors is contained in its periodic reports on Form 10-Q and Form 10-K that it has filed and will file with the SEC. Any forward-looking statement made by the Company herein speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
104	Cover Page Interactive Data (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2026

GEOVAX LABS, INC.

By:	/s/ Mark W. Reynolds
Mark W. Reynolds
Chief Financial Officer